Exhibit 13.1
CERTIFICATION OF CARLO BOZOTTI, PRESIDENT AND CHIEF EXECUTIVE OFFICER
OF STMICROELECTRONICS N.V. AND CARLO FERRO, EXECUTIVE VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER OF STMICROELECTRONICS N.V.,
PURSUANT TO SECTION 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                    In connection with the Amendment No. 1 to the annual report of STMicroelectronics N.V. (the “Company”) on Form 20-F for the period ending December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:
          1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2010	By:	/s/ Carlo Bozotti
Carlo Bozotti
President and Chief Executive Officer

Date: March 30, 2010	By:	/s/ Carlo Ferro
Carlo Ferro
Executive Vice President and Chief Financial Officer